Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	Parker Drilling Company et al.	Petition Date: December 12, 2018
Case Number:	18-36958

Chapter 11 Post-Confirmation Report

for the Period Beginning April 1, 2019 and ending May 9, 2019

1.	Quarterly or

2.		Summary of Disbursements*:

		A. Disbursements made under the plan (itemize on page 3) (in $USD 000s) (1)			8.4

		B. Disbursements not under the plan (in $USD 000s)			45,662

		C. Total Disbursements (in $USD 000s)			45,670

* All disbursements made by the reorganized Debtor, under the plan or otherwise, must be accounted for and reported herein for the purpose of calculating the quarterly Fees.
3.		Has the order confirming plan become final?	Yes

4.		Are Plan payments being made as required under the Plan?		Yes

5.		If “No,” what Plan payments have not been made and why?

	Please explain:	N/A

6.	If plan payments have not yet begun, when will the first plan payment be made?				N/A

7.		What date did the reorganized debtor or successor of the debtor under the plan assume the business or management of the property under the plan?		N/A

8.	Please describe any factors which may materially affect your ability to obtain a final decree at this time.

N/A

9.		Complete the form for Plan Disbursements attached.

10.		Consummation of Plan:

a. If this is a final report, has an application for Final Decree been submitted?

		Date application was submitted		5/9/2019

	No	Date application will be submitted

I CERTIFY UNDER PENALTY OF PERJURY THAT THE ABOVE INFORMATION IS
TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

Signed:	/s/ Jennifer Simons	Date:	5/23/2019

Jennifer Simons
(Print Name)

Notes:

(1)	Disbursements made under the plan include only pre-petition trade claims paid after the Effective Date.

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	Parker Drilling Company et al.	Petition Date: December 12, 2018
Case Number:	18-36958

GLOBAL NOTES AND STATEMENTS OF LIMITATIONS AND

DISCLAIMERS REGARDING THE DEBTORS’ POST CONFIRMATION REPORT

On December 12, 2018 (the “Petition Date”), Parker Drilling Company and certain of its affiliated debtors, as debtors and debtors in possession (collectively, the “Debtors”), each commenced with the United States Bankruptcy Court for the Southern District of Texas (the “Court”) a voluntary case under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Debtors were authorized to continue operating their businesses and managing their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On December 13, 2018, the Bankruptcy Court entered an order authorizing the joint administration of these cases pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. An Order Confirming the Plan of Reorganization was entered on March 7, 2019 (Docket #359). The Effective Date was March 26, 2019 (Docket #493). On May 9, 2019, certain of the Debtors’ cases were closed and final decree entered (Docket #529).

1.

General Methodology: The Debtors are filing post confirmation report (the “PCR”) solely for purposes of complying with the quarterly operating requirements of the Reorganized Debtors’ chapter 11 cases. The financial information contained herein is unaudited, limited in scope, and as such, has not been subjected to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The PCR should not be relied on by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the PCR may be subject to revision. The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the PCR.

2.

Basis of Presentation: For financial reporting purposes, the Reorganized Debtors prepare consolidated financial statements, which include information for Parker Drilling Company, and its Debtor and non-debtor subsidiaries. This PCR only contains financial information of the Reorganized Debtors with cases that have been closed. For the purposes of PCR reporting, the supporting Balance Sheet of the Reorganized Debtors have been prepared on a condensed combined basis. The Reorganized Debtors are maintaining their books and records in accordance with U.S. GAAP and the information furnished in this PCR uses the Debtors’ normal accrual method of accounting. In preparing the PCR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Nevertheless, in preparing this PCR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. Subsequent information or discovery may result in material changes to the PCR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update this PCR. The financial statements presented herein reflect the book values of the Debtor Entities of Parker Drilling Company, and, as a result, do not reflect the going concern valuation of the Reorganized Debtors. For information regarding the going concern valuation of the Reorganized Debtor, see Exhibit G to the “Disclosure Statement for the Joint Chapter 11 Plan of Reorganization of Parker Drilling Company and Its Debtor Affiliates” (Docket # 21). The Company is not liable for and undertakes no responsibility to indicate variations from securities laws or for any evaluations of the Company based on this financial information or any other information.

3.

Reporting Period: Unless otherwise noted herein, the PCR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. For the purposes of this Final Report, the period reflects April 1, 2019 through and including May 9, 2019. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

Global Notes	Page 2 of 8

4.

Accuracy: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.

Intercompany Transactions and Balance: Prior to the Petition Date (and subsequent to the Petition Date but only pursuant to Bankruptcy Court approval), the Debtors routinely engaged (and continue to engage) in intercompany transactions with both Debtor and non-debtor affiliates. Intercompany transactions among the Debtors have been eliminated in the statement of cash flows, and have not been eliminated in the balance sheet and income statement contained herein, as these eliminations are only performed in consolidation.

6.

Reservation of Rights: The Debtors reserve all rights to amend or supplement the PCR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this PCR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 cases.

Global Notes	Page 3 of 8

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	Parker Drilling Company et al.	Petition Date:	December 12, 2018
Case Number:	18-36958

SCHEDULE OF APPLICABLE DEBTORS FOR FINAL POST CONFIRMATION REPORT

This report is a Final Report for only the Debtors listed below as a result of the entry of the Final Decree on May 9, 2019. As such, the supporting cash detail and cash reconciliation reflects only those of the Debtors listed below on a consolidated basis.

Legal Entity Name	Debtor Case #
Parker Drilling Company	18-36958
2M-TEK, Inc.	18-36959
Pardril, Inc.	18-36961
Parker Aviation Inc.	18-36962
Parker Drilling Arctic Operating, LLC	18-36963
Parker Drilling Company North America, Inc.	18-36965
Parker Drilling Company of Niger	18-36964
Parker Drilling Company of Oklahoma, Incorporated	18-36966
Parker Drilling Company of South America, Inc.	18-36967
Parker Drilling Management Services, Ltd.	18-36957
Parker Drilling Offshore Company, LLC	18-36968
Parker Drilling Offshore USA, L.L.C.	18-36969
Parker North America Operations, LLC	18-36970
Parker Technology, Inc.	18-36971
Parker Technology, L.L.C.	18-36972
Parker Tools, LLC	18-36973
Quail USA, LLC	18-36975
Parker-VSE, LLC	18-36974
Quail Tools, LP	18-36976

Final Notes	Page 4 of 8

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	Parker Drilling Company et al.	Petition Date:	# December 12, 2018
Case Number:	18-36958

Cash Receipts and Disbursements for the Period Ending

Book Cash Receipts and Disbursements (USD $ thousands) (1)	Q2 2019	Q3 2019	Q4 2019
Beginning Cash	114,437

Total Receipts	54,460	—	—
Global Procurement	(5,779)	—	—
GOM / Alaska Op Ex	(1,023)	—	—
Quail Op Ex	(11,345)	—	—
Payroll and Benefits	(14,518)	—	—
Cap Ex	(6,557)	—	—
Taxes	(478)	—	—
Corporate G&A	(5,301)	—	—

Total Operating Disbursements	(45,002)	—	—

Operating Cash Flow	9,459	—	—
Restructuring Disbursements (2) (3)	(660)	—	—
Plan Payments	(8)	—	—

TOTAL DISBURSEMENTS	(668)	—	—

NET CASH FLOW	8,790	—	—
(+ / -) Voids / Reversals / Other	—	—	—

ENDING BOOK CASH	123,227	—	—

Less: Restricted Cash	(17,491)

ENDING UNRESTRICTED BOOK CASH	105,737	—	—

Notes:

(1)	The period “Q2 2019” includes only activity in the period beginning April 1, 2019 and ending May 9, 2019.
(2)	“Plan Payments” include only pre-petition trade claims paid after the Effective Date.
(3)	“Restructuring Disbursements” for the period “Q2 2019” only include ordinary course payments paid after the Effective Date.

Quarterly Cash Detail	Page 5 of 8

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	Parker Drilling Company et al.	Petition Date:	December 12, 2018
Case Number:	18-36958

Cash Receipts and Disbursements for the Period Ending

Book Cash Receipts and Disbursements (USD $ thousands) (1)	30-Apr-19	9-May-19
Beginning Cash	114,437	127,173

TOTAL RECEIPTS	42,469	11,992
TOTAL DISBURSEMENTS	(29,733)	(15,937)

NET CASH FLOW	12,736	(3,945)

ENDING BOOK CASH	127,173	123,227

Less: Restricted Cash	(17,491)	(17,491)

ENDING UNRESTRICTED BOOK CASH	109,682	105,737

Notes:

(1)	The period “9-May-19” includes only activity beginning May 1, 2019 and ending May 9, 2019.

Monthly Cash Statement	Page 6 of 8

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	Parker Drilling Company et al.	Petition Date:	December 12, 2018
Case Number:	18-36958

Cash Account Reconciliation

(USD $ thousands)

Bank Account Balances as of April 30, 2019

Bank	Legal Entity	Account #	Type	Balance
Bank of America	Parker Drilling Company	x6694	Master Account	39,482
Bank of America	Parker Drilling Management Services Ltd.	x3736	Disbursement Account	—
Bank of America	Parker Drilling Management Services Ltd.	x6601	Disbursement Account	—
Bank of America	Parker Drilling Management Services Ltd.	x9263	Disbursement Account	—
Bank of America	Parker Drilling Management Services Ltd.	x6223	Disbursement Account	687
Bank of America	Parker Drilling Company	x5709	Disbursement Account	—
Bank of America	Parker Drilling Company	x5712	Disbursement Account	—
Bank of America	Parker Drilling Offshore	x7590	Disbursement Account	7
Bank of America	Parker Drilling Company	x4164	Utility Adequate Assurance	—
Bank of America	Parker Drilling Company	x6704	Master Subsidiary Account	—
Whitney Bank	Quail Tools, LP	x8267	Earnings Account	5,043
Whitney Bank	Quail Tools, LP	x4712	Disbursement Account	670
Whitney Bank	Quail Tools, LP	x8267-01	Sweep Account	255
Whitney Bank	Quail Tools, LP	x8399	Disbursement Account	9
Bank of America	Parker Drilling Company	x1768	Restricted Cash Account	—
Bank of America	Parker Drilling Company	x1755	Restricted Cash Account	250
Bank of America Merrill Lynch	Parker Drilling Company	x7A01	Investment Account	65,000
Bank of America Merrill Lynch	Parker Drilling Company	x4141	Investment Account	—
Bank of America Merrill Lynch	Parker Drilling Company	x7D98	Investment Account	—
Bank of America Merrill Lynch	Parker Drilling Company	x1222	Investment Account	—
Scotiabank	Parker Drilling Company of Oklahoma Inc	x3974	Disbursement Account	7
Scotiabank	Parker Drilling Company of Oklahoma Inc	x2232	Disbursement Account	—

Total Cash				111,411

Book-To-Bank Cash Reconciliation

Beginning Book Balance (1)	114,437
(+/-) Net Book Cash Flow	12,736

Ending Book Balance (2)	127,173
(-) Offsite Restricted Cash	(17,241)
(+/-) Cash In Transit, Outstanding Checks, & Other	1,479

Ending Bank Balance	111,411

Notes:

(1)	The Beginning Book Balance reflects the balance as of March 31, 2019.
(2)	Ending Book Balance includes the balance of Offsite Restricted Cash.

Cash Reconciliation	Page 7 of 8

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	Parker Drilling Company et al.	Petition Date:	December 12, 2018
Case Number:	18-36958

Plan Disbursements (1)

$USD in thousands Creditor	Class	Next Payment Date	Q2 2019	Q3 2019	Q4 2019	Confirmation to Date
Abdrabboh, Azam	6	N/A	(5.41)			(5.4)
BENEFITS SCIENCE LLC	6	N/A	(0.77)			(0.8)
BROOKS RANGE SUPPLY INC	6	N/A	0.07			0.1
Carreras, Patricia	6	N/A	(0.69)			(0.7)
CHARTER SUPPLY COMPANY	6	N/A	(0.07)			(0.1)
GRAINGER	6	N/A	(0.08)			(0.1)
J&M VENTURES LLC DBA COBURN’S MACHINE	6	N/A	(0.20)			(0.2)
JOSE G ACEVEDO MD PA	6	N/A	(0.60)			(0.6)
TALX CORPORATION	6	N/A	(0.28)			(0.3)
THOMAS J LANDRY ASSOCIATES INC	6	N/A	(0.33)			(0.3)
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Plan Disbursements			$(8.4)	$—	$—	$(8.4)

(1)	All plan disbursements, except payment of pre-petition trade claims paid after the Effective Date (listed above), were reported as part of the March 2019 Monthly Operating Report (Docket #508).

Plan Disbursements	Page 8 of 8